SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 24, 2003

FTI Consulting, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland	21401
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (410) 224-8770

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Transcript of July 24, 2003 conference call, of FTI Consulting, Inc.

Item 12. Results of Operations and Financial Condition.

On July 24, 2003, FTI Consulting, Inc. (“FTI”) held a conference call relating to its financial results for the second quarter ended June 30, 2003. The full text of the transcript of the conference call is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

The attached transcript contains some discussion regarding FTI’s earnings from continuing operations before interest, taxes, and depreciation and amortization of property and equipment (EBITDA). Although EBITDA is not a measure of financial condition or performance determined in accordance with Generally Accepted Accounting Principles, FTI believes that the use of EBITDA as a supplemental financial measure is indicative of FTI’s capacity to service debt and thereby provides additional useful information to investors regarding its financial condition and results of operations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTI CONSULTING, INC.

By:	/s/ Theodore I. Pincus
Theodore I. Pincus Executive Vice President and Chief Financial Officer

Date:  July 29, 2003

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EXHIBIT INDEX

Exhibit	Description
99.1	Transcript of July 24, 2003 conference call, of FTI Consulting, Inc.

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